Exhibit 3.29

Control No. **0046234**

STATE OF GEORGIA

Secretary of State

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

CERTEGY PAYMENT RECOVERY SERVICES, INC.

Domestic Profit Corporation

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 18th day of October, 2000 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 18th day of June, 2010

Brian P. Kemp
Secretary of State

Certification Number: 5992267-1 Reference:
Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 021920711 : 0046234 : 07/03/2002 : 0048 : 07/11/2002 : 411

COOK & KOCH, P.A.

RONALD D. COOK

201 N. FRANKLIN ST., SUITE 3010

TAMPA FL 33602

CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

CERTEGY PAYMENT RECOVERY SERVICES, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

ACCU CHEK, INC., AN ALABAMA CORPORATION

/s/ Cathy Cox
CATHY COX SECRETARY OF STATE

CERTIFICATE OF MERGER

Certegy Payment Recovery Services, Inc. and ACCU CHEK, INC.

This Certificate of Merger was approved and adopted, and is being submitted, in accordance with O.C.G.A., Sections 14-2-1104 and 14-2-1105, as well as and Sections 10-15-6 and 10-15-4 of the Code of Alabama.

1. Entities Merging. The name, street address (principal office), jurisdiction, entity type, date of formation, Federal Employer Identification Number and Control Number of the entities merging are as follows:

Certegy Payment Recovery Services, Inc.	11720 Amber Park Drive, Suite 600 Alpharetta, GA 30004	Georgia	Corporation	October 18, 2000	582595258	GA 0046234
ACCU CHEK, Inc.	11720 Amber Park Drive, Suite 600 Alpharetta, GA 30004	Alabama	Corporation	May 21,1991	631045344	AL D/C 143-456

2. Surviving Entity. The name, street address (principal office), jurisdiction, entity type, Federal Employer Identification Number and Control Number of the surviving entity is as follows:

Certegy Payment Recovery Services, Inc.	11720 Amber Park Drive, Suite 600 Alpharetta, GA 30004	Georgia	Corporation	October 18, 2000	582595258	GA 0046234

3. Applicable Law, Prohibitions and Shareholder Approval. This merger is permitted by the laws of both Georgia and Alabama, and is not prohibited by the Articles of Incorporation of either corporation or by agreement of either corporation. Pursuant to O.C.G.A., Section 14-2-1104, shareholder action with respect to the merger of Certegy Payment Recovery Services, Inc., the parent corporation owning one hundred percent (100%) of the outstanding shares of each class of stock of ACCU CHEK, Inc., with ACCU CHEK, Inc. was not required.

4. Plan of Merger. The Board of Directors of Certegy Payment Recovery Services, Inc. and ACCU CHEK, Inc., adopted and approved a Plan of Merger that meets the requirements of O.C.G.A., Section 14-2-1104(c) and Sections 10-2B-11.04 and 10-15-4 of the Code of Alabama, on July 1, 2002. The executed Plan of Merger is on file at the principal place of business of Certegy Payment Recovery Services, Inc. located at 11720 Amber Park Drive Suite 600, Alpharetta, GA 30004. Certegy Payment Recovery Services, Inc., will furnish a copy of the Plan of Merger on request and without cost, to any shareholder of any corporation that is a party to this merger.

5. Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of Certegy Payment Recovery Services, Inc. will not be changed or amended as a consequence of this merger.

6. Publication of Notice. In accordance with O.C.G.A., Section 14-2-1105.1, within one (1) business day following the filing of this certificate, Certegy Payment Recovery Services, Inc. shall mail or deliver a request to publish a notice of this merger, in substantially the form proscribed by O.C.G.A., Sections 14-2-1105.1(b), to the publisher of Fulton County Daily Report, a newspaper of general circulation published in the county where the registered office of Certegy Payment Recovery Services, Inc. is located, and whose most recently published annual statement of ownership and circulation reflects more than sixty percent (60%) paid circulation. The request shall be accompanied with the statutory payment of $40.00, and the notice shall be published once a week for two (2) consecutive weeks commencing within ten (10) days of the newspaper’s receipt of the notice.

7. Effective Time. The merger shall be effective as of the date and time these Articles of Merger are filed with the Georgia Department of State.

IN WITNESS WHEREOF, the undersigned have subscribed to the foregoing Articles of Merger and acknowledge them under the laws of the State of Georgia, this 1st day of July 2002.

CERTEGY PAYMENT RECOVERY SERVICES, INC.	ACCU CHEK, INC.

/s/ Jeffrey S. Carbiener	/s/ Jeffrey S. Carbiener
Jeffrey S. Carbiener, President and Director	Jeffrey S. Carbiener, President and Director

2

WAIVER OF MAILING REQUIREMENT

Certegy Payment Recovery Services, Inc.

I, the undersigned, being the President and Director of Certegy Payment Recovery Services, Inc., waive the statutory requirement set forth in Georgia Statutes. Section 14-2-1104(d) that a copy of the Plan of Merger for the merger of ACCU CHEK, Inc. with Certegy Payment Recovery Services, Inc. be mailed to Certegy Payment Recovery Services, Inc. within ten (10) days following approval and adoption of the plan.

Date: July 1st, 2002 [Must be sent within 10 days of Board approval of the Merger]

CERTEGY PAYMENT RECOVERY SERVICES, INC.

/s/ Jeffery S. Carbiener
Jeffery S. Carbiener, President and Chairman

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 011970900 : 0046234 : 07/16/2001 : 0093 : 07/16/2001 : 112

KILPATRICK STOCKTON

TAMMY D. THOMAS

1100 PEACHTREE ST.#2800

ATLANTA, GA 303094530

CERTIFICATE OF CORRECTION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

CERTEGY PAYMENT RECOVERY SERVICES, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of correction in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of correction.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Cathy Cox
Cathy Cox Secretary of State

ARTICLES OF CORRECTION

TO THE

ARTICLES OF AMENDMENT

OF

CERTEGY PAYMENT RECOVERY SERVICES, INC.

(formerly known as Equifax Payment Recovery Services, Inc.)

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is currently Certegy Payment Recovery Services, Inc.

2. The Articles of Amendment of the Corporation, which were filed by the Secretary of State of Georgia on June 22, 2001 (Control No. 0046234, Docket No. 011731512) to change the name of the Corporation from Equifax Payment Recovery Services, Inc. to Certegy Payment Recovery Services, Inc., are hereby corrected.

3. The Articles of Amendment must be corrected because they were defectively executed. The Articles of Amendment should have been signed by Walter M. Korchun as Vice President, General Counsel and Secretary of the Corporation.

4. The Articles of Amendment in corrected form are attached hereto as Exhibit A.

Signed on July 13, 2001.

/s/ Walter M. Korchun
Walter M. Korchun, Vice President, Secretary and General Counsel

EXHIBIT A

ARTICLES OF AMENDMENT

OF

EQUIFAX PAYMENT RECOVERY SERVICES, INC.

Pursuant to the provisions of O.C.G.A. Section 14-2-1001, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.

The name of the Corporation is Equifax Payment Recovery Services, Inc. The Corporation was incorporated on October 18, 2000 and assigned Control Number 0046234.

2.

Resolutions approving the amendment to change the name of the Corporation from Equifax Payment Recovery Services, Inc. to Certegy Payment Recovery Services, Inc. were duly adopted by written consent of the Board of Directors of the Corporation on June 21, 2001, without shareholder action. Pursuant to O.C.G.A. Section 14-2-1002, shareholder action with respect to the amendment was not required.

3.

The name of the Corporation is hereby changed from Equifax Payment Recovery Services, Inc. to Certegy Payment Recovery Services, Inc.

4.

The Articles of Incorporation of the Corporation are amended by deleting Article I in its entirety and inserting in lieu thereof the following Article I:

“I.

The name of the Corporation is:

Certegy Payment Recovery Services, Inc.”

5.

Pursuant to O.C.G.A. Section 14-2-1006.1, the Corporation has complied with all requirements for publication of a notice of change of corporate name and payment therefor has been made.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer this 22nd day of June, 2001.

Equifax Payment Recovery Services, Inc. hereafter to be known as Certegy Payment Recovery Services, Inc.

By:	/s/ Walter M. Korchun
Walter M. Korchun, Vice President, General Counsel and Secretary

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER CONTROL NUMBER EFFECTIVE DATE REFERENCE PRINT DATE FORM NUMBER	: 011731512 : 0046234 : 06/22/2001 : 0077 : 06/22/2001 : 611

KILPATRICK STOCKTON LLP

TAMMY D. THOMAS

1100 PEACHTREE ST, STE 2800

ATLANTA, GA 30309

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

EQUIFAX PAYMENT RECOVERY SERVICES, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

CERTEGY PAYMENT RECOVERY SERVICES, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Cathy Cox
Cathy Cox Secretary of State

ARTICLES OF AMENDMENT

OF

EQUIFAX PAYMENT RECOVERY SERVICES, INC.

Pursuant to the provisions of O.C.G.A. Section 14-2-1001, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.

The name of the Corporation is Equifax Payment Recovery Services, Inc. The Corporation was incorporated on October 18, 2000 and assigned Control Number 0046234.

2.

Resolutions approving the amendment to change the name of the Corporation from Equifax Payment Recovery Services, Inc. to Certegy Payment Recovery Services, Inc. were duly adopted by written consent of the Board of Directors of the Corporation on June 21, 2001, without shareholder action. Pursuant to O.C.G.A. Section 14-2-1002, shareholder action with respect to the amendment was not required.

3.

The name of the Corporation is hereby changed from Equifax Payment Recovery Services, Inc. to Certegy Payment Recovery Services, Inc.

4.

The Articles of Incorporation of the Corporation are amended by deleting Article I in its entirety and inserting in lieu thereof the following Article I:

“I.

The name of the Corporation is:

Certegy Payment Recovery Services, Inc.”

5.

Pursuant to O.C.G.A. Section 14-2-1006.1, the Corporation has complied with all requirements for publication of a notice of change of corporate name and payment therefor has been made.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer this 21st day of June, 2001.

Equifax Payment Recovery Services, Inc. hereafter to be known as Certegy Payment Recovery Services, Inc.

By:	/s/ Kent E. Mast
Kent E. Mast, Vice President, General Counsel and Secretary

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER EFFECTIVE DATE JURISDICTION REFERENCE PRINT DATE FORM NUMBER	: 0046234 : 10/18/2000 : GEORGIA : 0077 : 10/19/2000 : 311

JOAN A. MARTIN

1550 PEACHTREE ST.

ATLANTA, GA - 30309

CERTIFICATE OF INCORPORATION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

EQUIFAX PAYMENT RECOVERY SERVICES, INC.

A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Cathy Cox
Cathy Cox
Secretary of State

ARTICLES OF INCORPORATION

OF

EQUIFAX PAYMENT RECOVERY SERVICES, INC.

I.

The name of the corporation is:

Equifax Payment Recovery Services, Inc.

II.

The corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

III.

The corporation shall have perpetual duration.

IV.

The purposes of the corporation shall be to engage in all lawful business of the Corporation as is necessary from time to time without limitation, and to engage in other lawful business from time to time without limitation.

V.

The corporation shall have authority to issue not more than 500 shares of common stock $1.00 par value per share.

VI.

No holder of shares of any class of the capital stock of the corporation shall have preemptive rights, and the corporation shall have the right to issue and to sell to any person or persons any shares of its capital stock or any option rights or any securities having conversion or option rights, without first offering such shares, rights, or securities to any holders of shares of any class of capital stock of the corporation.

VII.

In addition to the powers to make distributions and purchase its own shares conferred generally by law, the corporation shall have the power to make distributions to its shareholders out of its capital surplus, and to purchase the corporation’s own shares out of its unreserved and unrestricted capital surplus.

VIII.

The address of the initial registered office of the corporation shall be 1550 Peachtree Street, N.W., Atlanta, Georgia 30309. The initial registered agent of the corporation at such address shall be Bruce Steven Richards. The mailing address of the initial principal office of the corporation shall be 1550 Peachtree Street, N.W., Atlanta, Georgia 30309.

IX.

The Board of Directors shall consist of not less than one (1) nor more than three (3) members, and the shareholders or the Board of Directors may fix or change this number. The initial member of the Board of Directors of the corporation shall be:

Member Name	Address

Martie Edmunds Zakas	1550 Peachtree Street, N.W.
Atlanta, Georgia 30309

X.

The name and address of the Incorporator are:

Joan A. Martin	1550 Peachtree Street, N.W. Atlanta, Georgia 30309

IN WITNESS WHEREOF, the undersigned executes these Articles of Incorporation.

/s/ Joan A. Martin
Incorporator

1550 Peachtree Street, N.W.

Atlanta, Georgia 30309

CATHY COX Secretary of State

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

Suite 315, West Tower, 2 Martin Luther King Jr., Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer, entity status information on the Internet

http://www.sos.state.ga.us

ROBERT RAY. JR. Assistant Secretary of State - Operations WARREN H. RAY Director

TRANSMITTAL INFORMATION

GEORGIA PROFIT OR NONPROFIT CORPORATIONS

DO NOT WRITE IN SHADED AREA—SOS USE ONLY

DOCKET# 002930487 PENDING # 6357379 CONTROL #                          DOCKET CODE 311 DATE FILED 10/18/2000 AMOUNT RECEIVED 60 CHECK/RECEIPT # 266841 TYPE CODE bp EXAMINER                      JURISDICTION (COUNTY) CODE [ILLEGIBLE]

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM.

1.	002930309

Corporate Name Reservation Number

Equifax Payment Recovery Services, Inc.

Corporate Name

2.	Joan A. Martin 404-885-8412

Applicant/Attorney                                                                                                            Telephone Number

1550 Peachtree Street, NW

Address

Atlanta, Georgia     30309

City                                                                                  State                                                              Zip Code

3.

I understand that the information on this form will be entered in the Secretary of State business registration database. I certify that a Notice of Incorporation or Notice of Intent to Incorporate with a publishing fee of $40.00 has been or will be mailed or delivered to the authorized newspaper as required by law. Mail or deliver to the Secretary of State, at the above address, the following:

1) This transmittal form

2) The original and one copy of the Articles of Incorporation

3) A filing fee of $60.00 payable to Secretary of State.

/s/ Joan A. Martin	10-18-00
Authorized Signature	Date

FILING FEES ARE NON—REFUNDABLE
FORM 227